UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 6, 2011
______________

GelTech Solutions, Inc.
(Exact name of registrant as specified in its charter)
______________

Delaware	000-52993	56-2600575
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1460 Park Lane South, Suite 1
Jupiter, Florida 33458
 (Address of Principal Executive Office) (Zip Code)

 (561) 427-6144
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On April 6, 2011, Peter Cordani, the Chief Technology Officer and co-founder of GelTech Solutions, Inc. (“GelTech”) is appearing on Fox Business News’ Countdown to the Closing Bell with Liz Claman at 3:30 pm.  Mr. Cordani will speak about certain topics including GelTech’s proposed letter of intent with a Chinese company to serve as the exclusive distributor of FireIce and Skin Armour in China for a 10-year period and the metrics including a minimum of $45.5 million in revenue if the Chinese company maintains its exclusivity.  The opening order is expected to be $500,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GELTECH SOLUTIONS, INC.

By:	/s/ Michael Cordani
Michael Cordani
Chief Executive Officer

Date:  April 6, 2011